UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 25, 2009

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona 85254-1770

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement.
     On June 25, 2009, Zila, Inc. (“ZILA”), TOLMAR Holding, Inc. (“TOLMAR”), and Project Z Acquisition Sub, Inc. (“Acquisition Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Under the Merger Agreement, Acquisition Sub will merge with and into ZILA, with ZILA surviving as a wholly-owned subsidiary of TOLMAR (the “Merger”). ZILA entered into the Merger Agreement following the approval of the entire Board of Directors of ZILA (the “Board”) (with the exception of J. Steven Garrett, who did not participate in the consideration of the Merger Agreement or the proposed Merger because he is employed by TOLMAR) of the Merger Agreement and the transactions contemplated by the Merger Agreement and the determination by the Board that the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) are fair, advisable and in the best interests of ZILA and its stockholders. TOLMAR is not affiliated with or related to ZILA in any way.
     Pursuant to the Merger Agreement, at the effective time of the Merger, (i) holders of shares of ZILA common stock, other than shares held by TOLMAR, Acquisition Sub, or direct or indirect wholly-owned subsidiaries of ZILA, shares owned by ZILA as treasury stock or shares for which holders have perfected appraisal rights under Delaware law, will receive a cash payment of $0.38 per share (without interest) and (ii) holders of Series B Convertible Preferred Stock, other than shares held by TOLMAR, Acquisition Sub, or direct or indirect wholly-owned subsidiaries of ZILA, shares owned by ZILA as treasury stock or shares for which holders have perfected appraisal rights under Delaware law, will receive a cash payment of $0.44 per share (without interest).
     The Merger Agreement contains customary representations, warranties and covenants including, among others, covenants requiring ZILA to (i) call a special meeting of stockholders in order to consider and vote on the adoption of the Merger Agreement and related transactions and (ii) carry on ZILA’s business in the ordinary course of business during the period between the date of signing the Merger Agreement and the closing of the Merger.
     Each of ZILA and TOLMAR may terminate the Merger Agreement under certain specified circumstances, including ZILA’s right to terminate if the Board determines in good faith that it has received an alternative proposal that is superior to the terms of the Merger Agreement and it otherwise complies with certain terms of the Merger Agreement. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, ZILA will be required to pay TOLMAR’s expenses (including legal fees) incurred in connection with the Merger Agreement (not to exceed $200,000) and/or a termination fee of $300,000.
     The Merger Agreement requires ZILA to immediately cease and terminate any solicitation, encouragement, discussions or negotiations with any third-party with respect to an alternative acquisition proposal. The Merger Agreement restricts ZILA’s ability to solicit, initiate, facilitate, participate in, or encourage discussions or negotiations with a third-party regarding an alternative acquisition proposal.
     ZILA’s and TOLMAR’s obligations to consummate the Merger are subject to the satisfaction or waiver of customary conditions, including, without limitation, (i) approval of the Merger Agreement by holders of a majority of the shares of ZILA common stock at the special meeting, (ii) the accuracy of the representations and warranties of the other party, (iii) material compliance by the other party with its covenants, and (iv) all governmental authorizations and other consents required to be obtained in connection with the Merger must be obtained. In addition, TOLMAR’s obligations to consummate the Merger are also subject to the satisfaction or waiver of the following conditions (among others): (i) the number of dissenting shares in the form of ZILA common stock must not exceed 15% of the total number of shares of ZILA common stock entitled to vote at the special meeting and, (ii) ZILA must receive certain third-party consents required under the Merger Agreement.
     Upon completion of the proposed Merger, shares of ZILA common stock will no longer be listed on the NASDAQ Capital Market.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Merger Agreement (and the exhibits thereto) are included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about ZILA. The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties (i) were made solely for the purposes of the Merger Agreement, (ii) are subject to important exceptions, qualifications and limitations agreed by TOLMAR and ZILA in connection with negotiating its terms, including being qualified by confidential disclosures, (iii) were made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, security holders and others should not rely on the representations and warranties or descriptions thereof as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ZILA’s public disclosures.
Important Additional Information and Where to Find It
     ZILA plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed Merger. The proxy statement will contain important information about ZILA, the proposed Merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND RELATED MATERIALS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. SUCH MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ZILA, TOLMAR AND THE PROPOSED MERGER TRANSACTION, AND STOCKHOLDERS SHOULD CAREFULLY CONSIDER THEM BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION.
     Investors and stockholders will be able to obtain free copies of the proxy statement for the proposed Merger (when it is available) and other documents filed with the SEC by ZILA through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement for the proposed Merger (when it is available) by contacting Zila, Inc., 16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona, 85254-1770, Attention: Gary V. Klinefelter, Vice President, General Counsel and Secretary or by calling (602) 266-6700.
     ZILA, its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from ZILA’s stockholders in favor of the transaction contemplated by the Merger Agreement with TOLMAR. Information regarding ZILA’s directors and executive officers and their respective interests in the proposed Merger (which may be different from those of ZILA’s stockholders generally) is included in the proxy statements, the Annual Reports on Form 10-K and the Quarterly Reports on Form 10-Q that ZILA has previously filed with the SEC. When it becomes available, the proxy statement relating to the proposed Merger transaction will include information regarding all of ZILA’s participants in the solicitation of proxies in favor of approving the Merger. Stockholders of ZILA can obtain free copies of these documents by using the contact information provided above.
Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based largely on ZILA’s expectations or forecasts of future events, can be affected by inaccurate assumptions and are subject to various business risks and known and unknown uncertainties, a number of which are beyond ZILA’s control. Forward-looking statements include, but are not limited to, statements about the proposed Merger involving ZILA and TOLMAR, including the timing of the closing of the proposed Merger and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of ZILA’s stockholders to approve the proposed Merger; the failure of ZILA or TOLMAR to satisfy any other condition to the completion of the proposed Merger; and the risk that the proposed Merger will be delayed. Additional factors that may affect future results are discussed in ZILA’s Form 10-K for its fiscal year ended July 31, 2008 and Form 10-Q for the quarter ended April 30, 2009. ZILA disclaims any obligation to update and/or revise statements contained in these materials based on new information or otherwise.

Item 8.01	Other Events.
     On June 25, 2009, ZILA issued a press release related to the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 25, 2009, by and among TOLMAR Holding, Inc., Project Z Acquisition Sub, Inc. and Zila, Inc.

99.1	Press Release of Zila, Inc., dated June 25, 2009 and entitled “Zila Enters into Merger Agreement with TOLMAR.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 26, 2009

ZILA, INC.
/s/	Gary V. Klinefelter
By:	Gary V. Klinefelter
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 25, 2009, by and among TOLMAR Holding, Inc., Project Z Acquisition Sub, Inc. and Zila, Inc.

99.1	Press Release of Zila, Inc., dated June 25, 2009 and entitled “Zila Enters into Merger Agreement with TOLMAR.”